                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                __________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 14, 2002

                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                         1-8865                   88-0200415
------------------------------  --------------------------  --------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

         2724 North Tenaya Way
             Las Vegas, Nevada                                       89128
------------------------------------------------               -----------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (702) 242-7000

                        Item 9. Regulation FD Disclosure

On August 13, 2002,  each of Anthony M. Marlon,  M.D.,  the Principal  Executive
Officer,  and Paul H. Palmer, the Principal  Financial Officer, of Sierra Health
Services,  Inc.  submitted  to the  Securities  and  Exchange  Commission  sworn statements pursuant to the Securities and Exchange Commission Order No. 4-460.

Copies of these statements are attached hereto as Exhibits 99.1 and 99.2.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                         SIERRA HEALTH SERVICES, INC.
                                                  (Registrant)

Date:  August 14, 2002                   /S/ Paul H. Palmer
                                         Paul H. Palmer
                                         Senior Vice President
                                         Chief Financial Officer and Treasurer
                                         (Chief Accounting Officer)

                                INDEX TO EXHIBITS

               Exhibit
               Number

               (99.1) Statement Under Oath of Principal  Executive Officer dated
               August 13, 2002.

               (99.2) Statement Under Oath of Principal  Financial Officer dated
               August 13, 2002.